                                                                EXHIBIT 10(bh)


                                    AMENDMENT



         AMENDMENT, dated as of February 21, 1996, to Agreement, dated as of November 29, 1995 (the "Agreement"), among THE CLARIDGE HOTEL AND CASINO CORPORATION, a New York corporation ("CHCC"), ATLANTIC CITY BOARDWALK ASSOCIATES, L.P., a New Jersey limited partnership (the "Partnership"), and THE CLARIDGE AT PARK PLACE, INCORPORATED, a New Jersey corporation ("CPPI").

         WHEREAS, the parties to the Agreement desire to amend the Agreement to reflect more accurately their intent in entering to the Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the covenants set forth herein and other good and valuable consideration, the parties hereto agree as follows:

         1.       The Agreement is hereby amended in the following respects:

                   (a) Paragraphs (b) and (c) of Section 1 of the Agreement are
                       hereby amended to read in their entirety as follows:

                   (b) If CHCC notifies the Partnership in writing of CHCC's
                       intention to exercise the Option before the date upon which the Option is exercised (and if the Partnership does not object to such exercise pursuant to Section 3 hereof), the Partnership shall (i) pay to CHCC or at the direction of CHCC, as the portion of the Purchase Price of the Option being paid by the Partnership, at least one day before the Purchase Price is to be paid to the Escrow Agent pursuant to Section 2.3 of the Option Agreement, an amount equal to the lesser of (x) $2,000,000 and (y) such portion of the cash that the Partnership then has on hand as is not required by the Partnership to pay its current operating expenses (together with a reasonable reserve therefor) (the amount so paid by the Partnership pursuant to clause (i) of this sentence being referred to as the "Contribution"), and (ii) no later than 14 days after payment of the Purchase Price to the Escrow Agent pursuant to Section 2.3 of the Option Agreement, deposit in the Distributing Trust such portion of the cash that the Partnership then has on hand (after making the payment provided for in clause (i) of this sentence) as is not required by the Partnership to pay its current operating expenses (together with a reasonable reserve therefor) and does not exceed the amount to be deposited (the "Required Amount") in the Distributing Trust pursuant to Section 4(a) of the Escrow Agreement; provided, however, that, if the amount to be deposited by the Partnership pursuant to clause (ii) of this sentence is less than the Required Amount, then the Partnership shall have no obligation to make such deposit unless it has received from CHCC a written certification that CHCC or CPPI has deposited with the Distributing Trust an amount equal to the excess of the Required Amount over the amount to be deposited by the Partnership pursuant to clause (ii) (and the Partnership and CHCC shall consult with each other to assure that their respective deposits under this proviso are made in the appropriate amounts and on a timely basis).

                   (c) If CHCC gives the Partnership the notice contemplated by
                       Section 1(b) and if the Escrow Agent delivers the Assignment Instrument to CHCC pursuant to Section 4(a) of the Escrow Agreement, then paragraph (ii) under Section 1(b) of the Third Amendment shall, upon receipt of all necessary approvals, be amended to change the dollar amount therein, as amended as provided in Section 1(a) hereof, from $39,320,000 to an amount equal to the sum of
                       (x) $39,320,000 plus (y) the excess, if any, of (i) the quotient of (A) the Purchase Price divided by (B) two over (ii) the Contribution.

                   (b) Section 3 of the Agreement is hereby amended to read in its entirety as follows:

                           3. As an inducement for the Partnership to execute the Option Agreement, it is agreed that CHCC shall not exercise the Option unless, at least 30 days before the date on which CHCC intends to exercise the Option, CHCC gives written notice of such intent to the Partnership and the Partnership does not, within such 30-day period, notify CHCC in writing of its objection to such exercise.

            2. This Amendment shall be governed by, and construed under, the laws of the State of New York.

            3.Except as provided herein, all provisions, terms and conditions of the Agreement shall remain in full force and effect. As amended hereby, the Agreement is ratified and confirmed in all respects.

            4.This Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.


                           THE CLARIDGE HOTEL AND CASINO CORPORATION


                           By: /s/ Robert M. Renneisen
                               --------------------------------
                                Name: Robert M. Renneisen
                               Title: President/Chief Executive Officer



                           ATLANTIC CITY BOARDWALK ASSOCIATES, L.P.

                           By: /s/ Anthony C. Atchley
                               --------------------------------
                                Name: Anthony Atchley
                               Title: General Partner



                           By: /s/ Gerald C. Heetland
                               --------------------------------
                                Name: Gerald C. Heetland
                               Title: General Partner



                           THE CLARIDGE AT PARK PLACE, INCORPORATED


                           By: /s/ Robert M. Renneisen
                               --------------------------------
                                Name: Robert M. Renneisen
                               Title: Vice Chairman/Chief Executive Officer